UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
5:01 Acquisition Corp.
(Name of Registrant as Specified in its Charter)
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5:01 ACQUISITION CORP.
501 Second Street, Suite 350
San Francisco, California 94107
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 9, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of 5:01 Acquisition Corp., a Delaware corporation. The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/FVAM2021 originating from San Francisco, California, on Thursday, December 9, 2021 at 10:00 a.m. Pacific Time. We believe hosting a virtual meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Further, we believe the virtual meeting format is even more critical in light of the COVID-19 pandemic, as the safety of our employees, communities and stockholders is our first priority. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 10:00 a.m., Pacific Time, on December 9, 2021 to ensure you are logged in when the Annual Meeting starts.
The Annual Meeting will be held for the following purposes:
1.	To elect the Board of Directors’ two nominees for director to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.
2.	To ratify the selection by the Audit Committee of the Board of Directors of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
3.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is October 25, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 9, 2021, at 10:00 a.m., Pacific Time.
The proxy statement and our Annual Report on Form 10-K are available at
www.proxyvote.com.
By Order of the Board of Directors

/s/ Galya Blachman
Galya D. Blachman, Ph.D., Esq.
General Counsel and Secretary
San Francisco, California
October 29, 2021
You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the meeting online, please complete, date, sign and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

i

5:01 ACQUISITION CORP.
501 Second Street, Suite 350
San Francisco, California 94107

PROXY STATEMENT
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 9, 2021
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
What is 5:01 Acquisition Corp.?
We are a blank check company incorporated in August 2020 as a Delaware corporation whose primary business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Our initial public offering, or IPO, was consummated in October 2020. We have not selected any potential business combination target.
5:01 Acquisition LLC, our sponsor, is an affiliate of 5AM Venture Management, LLC, or 5AM, a leading venture capital firm focused on building next-generation life science companies solving important healthcare needs with cutting-edge breakthroughs in medicine and science.
Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials, or the Notice, because our board of directors, or the Board, is soliciting your proxy to vote at the 2021 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on or about October 29, 2021 to all stockholders of record as of October 25, 2021, or the Record Date, who are entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.proxyvote.com or call 1-800-579-1639. Please have your proxy card in hand when you access the website or call and follow the instructions provided.
How do I attend, participate in, and ask questions during the Annual Meeting?
We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/FVAM2021. The meeting will start at 10:00 a.m., Pacific Time, on Thursday, December 9, 2021. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We believe hosting a virtual meeting enables participation by more of our stockholders, while lowering the cost of conducting the meeting. Further, we believe the virtual meeting format is even more critical in light of the COVID-19 pandemic, as the safety of our employees, communities and stockholders is our first priority.
In order to enter the Annual Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of common stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate are available at www.virtualshareholdermeeting.com/FVAM2021. We recommend that you log in a few minutes before 10:00 a.m., Pacific Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question during the Annual Meeting, you may log in to www.virtualshareholdermeeting.com/FVAM2021 using your control number, type your question into the “Ask a Question” field, and click “Submit.”
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
•	You may submit questions and comments electronically through the meeting portal during the Annual Meeting.
•	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments.
•	Please direct all questions to Andrew J. Schwab, our co-chief executive officer.
•	Please include your name and affiliation, if any, when submitting a question or comment.
•	Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.
•	Questions may be grouped by topic by our management.
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Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

•	Be respectful of your fellow stockholders and Annual Meeting participants.
•	No audio or video recordings of the Annual Meeting are permitted.
What if I have technical difficulties or trouble accessing the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/FVAM2021 or at www.proxyvote.com. Technical support will be available starting at 10:00 a.m., Pacific Time on December 9, 2021.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on October 25, 2021 will be entitled to vote online at the Annual Meeting. On the Record Date, there were 8,621,399 shares of Class A common stock outstanding and entitled to vote and 2,064,068 shares of Class B common stock outstanding and entitled to vote. Our sponsor and the members of our Board collectively hold all outstanding shares of our Class B common stock. Holders of our shares of Class A common stock and shares of Class B common stock as of the Record Date will vote together as a single class and are entitled to one vote for each share held on all matters to be voted on by stockholders at the Annual Meeting. Each share of Class B common stock will automatically convert into shares of our Class A common stock at the time of our initial business combination, on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights.
In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/FVAM2021.
Stockholder of Record: Shares Registered in Your Name
If, on October 25, 2021, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on October 25, 2021, your shares were held, not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are two matters scheduled for a vote:
•	Proposal No. 1 – To elect two directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified; and
•	Proposal No. 2 – To ratify the selection by the Audit Committee of the Board of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.
How do I vote?
You may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the proposal to ratify the selection of WithumSmith+Brown, PC, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
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To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting at www.virtualshareholdermeeting.com/FVAM2021, starting at 10:00 a.m., Pacific Time on Thursday, December 9, 2021. The webcast will open 15 minutes before the start of the Annual Meeting.

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To vote in advance of the Annual Meeting through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time on Wednesday, December 8, 2021 to be counted.

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To vote in advance of the Annual Meeting by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on Wednesday, December 8, 2021 to be counted.

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To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Class A common stock you own as of October 25, 2021. In addition, our sponsor and the members of our Board, who collectively own all of our outstanding Class B common stock, have one vote for each share of Class B common stock they own as of October 25, 2021.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instruction.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director and “For” the ratification of selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, California 94107.
•	You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes, and (b) for Proposal No. 2, votes “For” and “Against,” as well as abstentions.
Abstentions will be counted towards the vote total for Proposal No. 2, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards Proposal No. 1. We do not expect broker non-votes to exist in connection with Proposal No. 2.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Since Proposal No. 1 is considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1. Proposal No. 2 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 2.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
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Proposal No. 1 – For the election of directors, the two nominees receiving the most “For” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. Accordingly, only votes “For” will affect the outcome.

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Proposal No. 2 – To ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021, the proposal must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the meeting online or represented by proxy. On the Record Date, there were 10,685,467 shares outstanding and entitled to vote. Thus, the holders of 5,342,734 shares must be present at the Annual Meeting by virtual attendance or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting by virtual attendance or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
Requirements for stockholder proposals to be brought before an annual meeting.
Our amended and restated bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Secretary at 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, California 94107. To be timely for the 2022 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between August 11, 2022 and September 10, 2022; provided that if the date of that annual meeting of stockholders is earlier than November 9, 2022, or later than January 8, 2023 you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Secretary must also set forth the information required by our amended and restated bylaws.
Requirements for stockholder proposals to be considered for inclusion in our proxy materials.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and intended to be presented at the 2022 Annual Meeting of Stockholders must be received by us not later than July 1, 2022 in order to be considered for inclusion in our proxy materials for that meeting.

PROPOSAL NO. 1
Our business and affairs are managed under the direction of the Board. The Board presently has six members, four of whom are deemed “independent” under SEC and rules of The Nasdaq Stock Market LLC, or Nasdaq. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.
There are two directors whose term expires in 2021. They are Matthew Patterson and Samantha Singer. The Board has nominated Mr. Patterson and Ms. Singer to serve until the 2024 annual meeting of stockholders or until their successors have been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Our policy is to encourage directors and nominees for director to attend the Annual Meeting.
Directors are elected by a plurality of the votes of the holders of shares of common stock present by virtual attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
The following is a brief biography of (i) the nominees for election at the Annual Meeting and (ii) the other members of our Board whose term will continue after the Annual Meeting, including their respective ages, as of October 25, 2021. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating Committee and the Board to determine that the applicable nominee or other current director should serve as a member of the Board.
NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2021 ANNUAL MEETING
Matthew Patterson, age 50, has served on our Board since the completion of our IPO. Mr. Patterson is the co-founder of Audentes Therapeutics (Nasdaq: BOLD) and served as chief executive officer from inception in November 2012 until its acquisition by Astellas Pharma Inc. in January 2020. Mr. Patterson was also Audentes’ chairman of the board of directors and formerly served as President until May 2018. Previously, Mr. Patterson worked for Genzyme Corporation, BioMarin Pharmaceutical, and Amicus Therapeutics. Prior to Audentes, he was an Entrepreneur-In-Residence with OrbiMed. Mr. Patterson is chairman of the board of directors for Vor Biopharma, Inc. (Nasdaq: VOR), executive chairman of Remix Therapeutics, Inc, a privately held biotechnology company, and a member of the board of directors for Homology Medicines, Inc. (Nasdaq: FIXX). He also a member of the board of directors of the Alliance for Regenerative Medicine, the international advocacy organization representing the gene and cell therapy and broader regenerative medicine sector, where he previously served as chairman from 2018-2020. Mr. Patterson received his B.A. in Biochemistry from Bowdoin College.
The Board believes Mr. Patterson is qualified to serve on our Board due to his extensive experience in both private and public companies in the biotechnology and biopharmaceutical sectors.
Samantha Singer, age 48, has served on our Board since November 2020. Ms. Singer has served as President and Chief Executive Officer of Abata Therapeutics, a privately held biotechnology company, since June 2021. Previously, Ms. Singer served as an Entrepreneur in Residence at Third Rock Ventures, LLC, a venture capital firm, from December 2018 to June 2021 and Chief Operating Officer at The Broad Institute of MIT and Harvard from February 2014 to December 2018. Ms. Singer received her B.S. in Biology / Genetics from the University of Kansas, her M.S. in Molecular Biology from The Rockefeller University and M.B.A. from the Harvard Business School.
The Board believes Ms. Singer is qualified to serve on our Board due to her extensive experience in working with companies and investors in the biotechnology and biopharmaceutical sectors.
THE BOARD RECOMMENDS
A VOTE “FOR” EACH OF THE NAMED NOMINEES ABOVE.

CONTINUING DIRECTORS NOT STANDING FOR ELECTION
Andrew J. Schwab, age 50, has served as our co-chief executive officer and as a member of our Board since our inception in August 2020. Mr. Schwab also is a Founder and Managing Partner of 5AM. Prior to founding 5AM in 2002, Mr. Schwab was a Principal at Bay City Capital where he was involved with companies such as Cubist Pharmaceuticals, Inc., PTC Therapeutics, Inc., Symyx Technologies, Inc. and Syrrx, Inc. Previously Mr. Schwab was Vice President of Business Development at Digital Gene Technologies, Inc., a Vice President in the life science investment banking group of Montgomery Securities and a director for the National Venture Capital Association (NVCA). At 5AM, he has led the firm’s investments in and served on the boards of BlueLight Therapeutics, Inc., Bird Rock Bio, Inc., Camp4 Therapeutics Corporation, Cleave Therapeutics, Inc., DVS Sciences, Inc. (which was acquired by Fluidigm Corporation), Escient Pharmaceuticals, Inc., Flexion Therapeutics, Inc. (Nasdaq: FLXN), Ikaria, Inc. (which was acquired by Mallinckrodt plc and spun-out Bellerophon Therapeutics, Inc. (Nasdaq: BLPH)), Ilypsa, Inc. (which was acquired by Amgen, Inc.), Miikana Therapeutics, Inc. (which was acquired by EntreMed, Inc.), Novome Biotechnologies, Inc., Panomics Inc. (which was acquired by Affymetrix, Inc.), Pear Therapeutics, Inc., Precision NanoSystems, Inc. (which was acquired by Danaher Corporation), Purigen Biosystems, Inc., Synosia Therapeutics Holding AG (which was acquired by Biotie Therapies Corp.), Rarecyte, Inc., The Assay Depot (d.b.a. Scientist.com), TMRW Life Sciences, Inc. and Viveve Medical, Inc. (Nasdaq: VIVE). Mr. Schwab also serves on the boards of trustees of the California Academy of Sciences, Davidson College and Presidio Terrace HOA. Mr. Schwab received a B.S. with Honors in Genetics & Ethics from Davidson College.
The Board believes Mr. Schwab is qualified to serve on our Board due to his extensive experience in both private and public companies in the biotechnology and biopharmaceutical sectors.
Kush M. Parmar, M.D., Ph.D., age 41, has served as our co-chief executive officer and as a member of our Board since our inception in August 2020. Dr. Parmar is also Managing Partner at 5AM and joined in 2010 from Harvard Medical School, where he was an NIH-sponsored M.D./Ph.D. Physician Scientist Fellow in the Harvard-MIT Health Sciences and Technology Program. Dr. Parmar serves or has served as a director on the boards of Akouos, Inc. (Nasdaq: AKUS), Arvinas, Inc. (Nasdaq: ARVN), Audentes Therapeutics, Inc. (Nasdaq: BOLD) (which was acquired by Astellas Pharma Inc.), Entrada Therapeutics, Inc., Homology Medicines, Inc. (Nasdaq: FIXX), Rallybio Corporation (Nasdaq: RLYB), scPharmaceuticals, Inc (Nasdaq: SCPH), Vor Biopharma Inc. (Nasdaq: VOR), Syngene International Limited (NSE: SYNGENE), Nuscan Diagnostics and Ensoma Inc. He previously served as Acting VP of Strategy and Corporate Development at Novira Therapeutics, Inc. (which was acquired by Johnson & Johnson) and served as board observer for Envoy Therapeutics Inc. (which was acquired by Takeda Pharmaceutical Company Limited), Achaogen, Inc. (Nasdaq: AKAO) and Pulmatrix, Inc. (Nasdaq: PULM). Dr. Parmar serves on the advisory boards of Harvard Medical School, Penn Medicine, Princeton University’s Department of Molecular Biology, and the Grace Science Foundation. He is a Fellow of the Society of Kauffman Fellows. Before joining 5AM, Dr. Parmar completed clinical clerkships at the Massachusetts General & Brigham and Women’s Hospitals. He holds an A.B. in Molecular Biology and Medieval Studies from Princeton University, a Ph.D. in Experimental Pathology from Harvard University and an M.D. from Harvard Medical School.
The Board believes Dr. Parmar is qualified to serve on our Board due to his extensive experience in the biotechnology and biopharmaceutical companies.
Daniella Beckman, age 43, has served on our Board since the completion of our IPO. Ms. Beckman has served as the chief financial officer of Tango Therapeutics, Inc. (Nasdaq: TNGX) since September 2019. Prior to Tango, Ms. Beckman provided consulting and interim chief financial officer services for early-stage biotechnology companies through Beckman Consulting LLC from November 2015 to September 2019. Prior to consulting, Ms. Beckman was the chief financial officer of Idenix Pharmaceuticals until its acquisition by Merck in 2014. Ms. Beckman previously served on the Audit Committee for Translate Bio, Inc. prior to its acquisition by Sanofi in September 2021. Ms. Beckman serves as Chair of Audit Committee for the board of directors of Vor Biopharma, Inc. (Nasdaq: VOR). Ms. Beckman has a B.S. in business administration/accounting from Boston University and is a certified public accountant in Massachusetts.
The Board believes Ms. Beckman is qualified to serve on our Board due to her extensive experience in both private and public companies in the biotechnology and biopharmaceutical sectors.

Martin Mackay, Ph.D., age 65, has served on our Board since the completion of our IPO. Dr. Mackay currently is co-founder and chief executive officer of Rallybio Corporation (Nasdaq: RLYB), which completed an IPO in July 2021. Previously, Dr. Mackay was Executive Vice President, Head of Research and Development at Alexion from 2013 until 2017. Prior to joining Alexion, Dr. Mackay served as President, Research and Development at AstraZeneca from 2010 to 2013, where he led the research and development (R&D) functions worldwide, including discovery research, clinical development, regulatory affairs, and key related R&D functions. From 1995 to 2010, he held various positions at Pfizer Inc., including Senior Vice President of Worldwide Development, President of Global R&D, President, Pfizer PharmaTherapeutics and was a member of the Executive Leadership Team. From 1986 to 1995, Dr. Mackay worked at Ciba-Geigy (now Novartis) in the United Kingdom and Switzerland, and held various positions in academic research prior to that time. Dr. Mackay obtained a First-Class Honours degree from Heriot-Watt University and his Ph.D. from the University of Edinburgh. His postdoctoral work was conducted at the University of Edinburgh. Dr. Mackay also serves as a board member of Charles River Laboratories (NYSE: CRL), Novo Nordisk (NYSE: NVO) and is a senior advisor to New Leaf Venture Partners.
The Board believes Dr. Mackay is qualified to serve on our Board due to his extensive experience in both private and public companies in the biotechnology and biopharmaceutical sectors.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Family Relationships
There are no family relationships among any of our directors or executive officers.
Director Independence
Nasdaq listing standards require that within one year of the listing of our securities on The Nasdaq Capital Market we have at least three independent directors and that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Ms. Beckman, Dr. Mackay, Mr. Patterson and Ms. Singer qualify as “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Board Leadership Structure
Our amended and restated bylaws provide that our directors may consist of a chairman of the board, and that our officers may consist of co-chief executive officers, president, chief financial officer, executive vice president(s), vice president(s), secretary, treasurer and such other officers as may be determined by the Board.
We believe that all members of the Board should have a voice in the affairs and the management of the Company. The Board believes that our stockholders are best served at this time by not having a chairperson and having co-chief executive officers, Mr. Schwab and Dr. Parmar, who are also directors. Our co-chief executive officers have primary responsibility for preparing the agendas for Board meetings.
The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our co-chief executive officers, provide balance on the Board and promote strong, independent oversight of our management and affairs.
Role of the Board in Risk Oversight
The Board and the Audit Committee each has an active role in overseeing management of our risks. The Board regularly reviews information regarding our target identification process and approaches to seeking opportunities for our Company and financial statements, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management, and our independent registered public accounting firm, as appropriate, our major financial risk exposures and the steps taken by management to monitor and control these exposures. The entire Board is regularly informed through Audit Committee reports about such risks.
Meetings of The Board and Its Committees
The Board met two times during the fiscal year ended December 31, 2020 following the completion of our IPO in October 2020. The Audit Committee, the Compensation Committee and the Nominating Committee did not meet during the fiscal year ended December 31, 2020. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the fiscal year ended December 31, 2020 for which he or she was a director or committee member.

Information Regarding Committees of the Board
The Board has an Audit Committee, a Compensation Committee and a Nominating Committee. The following table provides current membership information for each of these Board committees:
Name	Audit	Compensation	Nominating
Daniella Beckman	✔*		✔
Martin Mackay, Ph.D.	✔	✔
Matthew Patterson	✔	✔*	✔
Samantha Singer(1)		✔	✔*
Andrew J. Schwab
Kush M. Parmar, M.D., Ph.D.
*	Committee Chairperson
(1)	Joined the Board in November 2020.
Below is a description of the Audit Committee, Compensation Committee and Nominating Committee of the Board. The written charters of the committees were filed with our Registration Statement on Form S-1, filed with the SEC on September 25, 2020, and are appended as Appendix A, B and C, respectively, to this Proxy Statement.
Audit Committee
Our Board has a standing Audit Committee that operates under a written charter approved by our Board, which charter reflects the applicable standards and requirements adopted by the SEC and Nasdaq.
The Audit Committee is chaired by Ms. Beckman and consists of Ms. Beckman, Dr. Mackay and Mr. Patterson, each of whom is an independent director. Our Board has determined that Ms. Beckman qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.
The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
•
reviewing and discussing with management and the independent registered public accounting firm the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Form 10-K;

•
discussing with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of the independent registered public accounting firm;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;
•	appointing or replacing the independent registered public accounting firm;
•
determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Report of the Audit Committee of the Board
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020.
Daniella Beckman (Chairperson)
Martin Mackay, Ph.D.
Matthew Patterson
The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
Our Board has a standing Compensation Committee that operates under a written charter approved by our Board, which charter reflects the applicable standards and requirements adopted by the SEC and Nasdaq.
The Compensation Committee is chaired by Mr. Patterson and consists of Mr. Patterson, Dr. Mackay and Ms. Singer, each of whom is an independent director.
The Compensation Committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officers’ compensation, evaluating our Chief Executive Officers’ performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officers based on such evaluation;

•	reviewing and approving the compensation of all of our other officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The Compensation Committee Charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee may also delegate to one or more executive officers of our Company the authority to make grants of equity-based compensation to eligible individuals who are not executive officers.

Any executive officer to whom the Compensation Committee grants such authority shall regularly report to the Compensation Committee grants so made and the committee may revoke any delegation of authority at any time.
Nominating Committee
Our Board has a standing Nominating Committee that operates under a written charter approved by our Board, which charter reflects the applicable standards and requirements adopted by the SEC and Nasdaq.
The Nominating Committee is chaired by Ms. Singer, and consists of Ms. Singer, Ms. Beckman and Mr. Patterson, each of whom is an independent director.
The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. The Nominating Committee considers persons identified by its members, management, stockholders, investment bankers and others.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:
•	should have demonstrated notable or significant achievements in business, education or public service;
•
should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.
The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members.
The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons.
Policy Regarding Stockholder Recommendations of Director Nominees.
Company stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (or in the case of the Annual Meeting, the 10th day following the day on which public announcement of the date of such meeting is first made) a written recommendation to the Nominating Committee c/o 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, CA 94107, Attn: General Counsel and Secretary. Each submission must set forth:
•	the name and address of the Company stockholder on whose behalf the submission is made;
•	the number of Company shares that are owned beneficially by such stockholder as of the date of the submission;
•	the full name of the proposed candidate;
•	a description of the proposed candidate’s business experience for at least the previous five years;
•	complete biographical information for the proposed candidate; and
•	a description of the proposed candidate’s qualifications as a director.
Each submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

Code of Business Conduct and Ethics
We adopted a code of ethics that applies to all of our officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of our directors who will serve as members of our Compensation Committee will be one of our officers or employees. None of our officers will serve as a member of the compensation committee of any other entity that has one or more officers serving on our Board. None of our officers will serve as a member of the board of directors of any other entity that has one or more officers serving on our Compensation Committee.
Conflicts of Interest
Stockholders should be aware of the following potential conflicts of interest:
•
None of our officers and directors is required to commit their full time to our affairs and, accordingly, they may have conflicts of interest in allocating their time among various business activities.

•
In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to our company as well as the other entities with which they are affiliated. Our officers and directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•
Our officers and directors may in the future become affiliated with entities, including other blank check companies, engaged in business activities similar to those intended to be conducted by our Company.

•
We may engage in our initial business combination with one or more target businesses that have relationships with entities that may be affiliated with our officers, directors or existing holders, which may raise potential conflicts of interest.

•
Unless we consummate our initial business combination, our officers, directors and other insiders will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not deposited in the trust account.

•
Our key personnel may negotiate employment or consulting agreements with a target business in connection with a particular business combination. These agreements may provide for them to receive compensation following our initial business combination and as a result, may cause them to have conflicts of interest in determining whether a particular business combination is the most advantageous.

•
The founder shares beneficially owned by our officers and directors will be released from the lock-up arrangement only if our initial business combination is successfully completed. Additionally, if we are unable to complete an initial business combination within the required time frame, our officers and directors will not be entitled to receive any amounts held in the trust account with respect to any of their founder shares or private shares. Furthermore, 5:01 Acquisition LLC has agreed that the private shares will not be sold or transferred by it until after we have completed our initial business combination. For the foregoing reasons, our Board may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effect our initial business combination.

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:
•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and
•	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.
Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities.

Furthermore, our amended and restated certificate of incorporation provides that the doctrine of corporate opportunity will not apply with respect to any of our officers or directors in circumstances where the application of the doctrine would conflict with any fiduciary duties or contractual obligations they may have. In order to minimize potential conflicts of interest which may arise from multiple affiliations, our officers and directors (other than our independent directors) have agreed to present to us for our consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire a target business, until the earlier of: (1) our consummation of an initial business combination and (2) 24 months from the date of our IPO. This agreement is, however, subject to any pre-existing fiduciary and contractual obligations such officer or director may from time to time have to another entity. Accordingly, if any of them becomes aware of a business combination opportunity which is suitable for an entity to which he or she has pre-existing fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the pre-existing fiduciary duties or contractual obligations of our officers and directors will materially undermine our ability to complete our business combination.
The following table summarizes the current material pre-existing fiduciary or contractual obligations of our officers, directors and director nominees:
Name of Individual	Name of Affiliated Company	Entity’s Business	Affiliation
Andrew J. Schwab	BirdRock Bio, Inc.	Biotechnology company	Chairman and director
	California Academy of Sciences	Research institute and museum	Director
	Davidson College	Educational organization	Director
	Escient Pharmaceuticals, Inc.	Biotechnology company	Director
	Camp4 Therapeutics Corporation, Inc.	Biotechnology company	Director
	Novome Biotechnologies, Inc.	Biotechnology company	Director
	Pear Therapeutics, Inc.	Biotechnology company	Director
	Rarecyte, Inc.	Biotechnology company	Director
	Presidio Terrace	HOA Board	Board Member
	Scientist.com	Scientific research e-commerce platform	Director
	TMRW Life Sciences, Inc.	Biotechnology company	Director
	5:01 Acquisition LLC	SPAC investment	Manager
	5AM Partners, LLC	Venture capital investment	Managing Member
	5AM Partners II, LLC	Venture capital investment	Managing Member
	5AM Partners III, LLC	Venture capital investment	Managing Member
	5AM Partners IV, LLC	Venture capital investment	Managing Member
	5AM Partners V, LLC	Venture capital investment	Managing Member
	5AM Partners VI, LLC	Venture capital investment	Managing Member
	5AM Partners VII, LLC	Venture capital investment	Managing Member
	5AM Opportunities I (GP), LLC	Venture capital investment	Managing Member
	5AM Opportunities II (GP), LLC	Venture capital investment	Managing Member
	5AM Venture Management, LLC	Venture capital investment	Member

Kush M. Parmar	Akouos, Inc.	Biotechnology company	Director
	Ensoma, Inc.	Management consulting company	President, chairman and director
	Entrada Therapeutics, Inc.	Biotechnology company	Director

Name of Individual	Name of Affiliated Company	Entity’s Business	Affiliation
	Homology Medicines, Inc.	Biotechnology company	Director
	Immuneel Therapeutics Private Limited	Biotechnology company	Co-founder
	Rallybio Corporation	Biotechnology company	Director
	Vor Biopharma, Inc.	Biotechnology company	Chairman and director
	Nuscan Diagnostics	Biotechnology company	Director
	Syngene International Ltd.	Contract research and manufacturing organization	Director
	5:01 Acquisition LLC	SPAC investment	Manager
	5AM Partners V, LLC	Venture capital investment	Managing Member
	5AM Partners VI, LLC	Venture capital investment	Managing Member
	5AM Partners VII, LLC	Venture capital investment	Managing Member
	5AM Opportunities I (GP), LLC	Venture capital investment	Managing Member
	5AM Opportunities II (GP), LLC	Venture capital investment	Managing Member
	5AM Venture Management, LLC	Venture capital investment	Member

Galya D. Blachman	5AM Venture Management, LLC	Venture capital investment	Officer
	Biotech Connection Bay Area	Nonprofit association	Director and officer

Rebecca L. Lucia	5AM Venture Management, LLC	Venture capital investment	Officer
	VCBC	Nonprofit association	Director

Jason R. Ruth	5AM Venture Management, LLC	Venture capital investment	Principal
	Castleman Disease Collaborative Network	Research organization	Officer

Daniella Beckman	Tango Therapeutics, Inc.	Biotechnology company	Officer
	Vor Biopharma Inc.	Biotechnology company	Director

Martin MacKay	Rallybio Corporation	Biotechnology company	Officer
	Charles River Laboratories Intl. Inc.	Laboratory services company	Director
	Novo Nordisk A/S	Biotechnology company	Director

Matthew Patterson	Alliance for Regenerative Medicine	Advocacy organization	Director
	Homology Medicines, Inc.	Biotechnology company	Director
	Remix Therapeutics, Inc.	Biotechnology company	Director
	Vor Biopharma Inc.	Biotechnology company	Director

Samantha Singer	Abata Therapeutics	Biotechnology company	President and chief executive officer

We have agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of our sponsor. Further, our insiders, including our officers and directors, have agreed to vote any shares of common stock held by them in favor of our initial business combination. In addition, they have agreed to waive their respective rights to receive any amounts held in the trust account with respect to their founder shares if we are unable to complete our initial business combination within the required time frame. If they purchase shares of Class A common stock in the open market, however, they would be entitled to receive their pro rata share of the amounts held in the trust account with respect to these shares if we are unable to complete our initial business combination within the required time frame, but have agreed not to exercise redemption rights with respect to such shares in connection with the consummation of our initial business combination.
All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested and independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested and independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.
To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with 5AM, our sponsor, founders, officers or directors, unless we have obtained (i) an opinion from an independent investment banking or accounting firm as to the fair market value of the target business and that the business combination is fair to our unaffiliated stockholders from a financial point of view, (ii) the approval by our Audit Committee and (iii) the approval of a majority of our disinterested and independent directors.
We do not currently anticipate that our sponsor or our co-chief executive officers will be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). We may in the future amend the terms of our non-employee director compensation policy or enter into consulting or employment agreements with additional members of our management team, pursuant to which such persons may be entitled to cash or equity compensation. We have not yet entered into any such agreement and, accordingly, the compensatory terms for any such agreement have not yet been determined (other than the terms of our non-employee director compensation policy that we adopted in November 2020, which is described in more detail in “Director Compensation”).
Our office space and administrative and support services will be provided to us by 5AM. While 5AM will not charge us a fee for the use of such office space and services, we may reimburse 5AM for its costs associated therewith.
Policy Regarding Hedging of Our Common Stock
Our employees, executive officers and directors are prohibited from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, none of our officer, director, other employee or consultant may margin, or make any offer to margin, or otherwise pledge as security, any of our stock, including without limitation, borrowing against such stock, at any time.
Stockholder Communications with the Board
Our stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, CA 94107, Attn: Chief Executive Officer. Each communication must set forth:
•	the name and address of the Company stockholder on whose behalf the communication is sent; and
•	the number of Company shares that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by our Secretary to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications.
Communications determined by our Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected WithumSmith+Brown, PC, or Withum, as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Withum are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of Withum as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that Withum. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and our stockholders.
The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Withum.
Principal Accountant Fees and Services
The following is a summary of fees paid to Withum, for services rendered.
Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees for Withum for audit fees, inclusive of required filings with the SEC for the period from August 31, 2020 (inception) through December 31, 2020, and of services rendered in connection with our IPO, totaled $66,435.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay Withum any audit-related fees during the period from August 31, 2020 (inception) through December 31, 2020.
Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum any tax fees during the period from August 31, 2020 (inception) through December 31, 2020.
All Other Fees. All other fees consist of fees billed for all other services. We did not pay Withum any other fees during the period from August 31, 2020 (inception) through December 31, 2020.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).
THE BOARD RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL NO. 2.

EXECUTIVE OFFICERS
Our executive officers and their ages as of October 25, 2021 are as follows:
Name	Age	Position
Andrew J. Schwab	50	Co-chief executive officer and director
Kush M. Parmar, M.D., Ph.D.	41	Co-chief executive officer and director
Galya D. Blachman, Ph.D., Esq.	44	General counsel and secretary
Rebecca L. Lucia, CFA	49	Chief financial officer and treasurer
Jason R. Ruth, Ph.D.	36	Chief business officer
Galya D. Blachman, Ph.D., Esq., has served as our general counsel and secretary since September 2020. Dr. Blachman joined 5AM in 2018 and serves as its General Counsel and Chief Compliance Officer. Dr. Blachman joined 5AM from AbbVie where she was on the Legal R&D transactions team. Prior to that, she was a Director in the legal group of Stemcentrx before it was acquired by AbbVie in 2016. Dr. Blachman began her career at Slaughter & May and also practiced intellectual property law at Simmons & Simmons. She currently serves on the board of directors of and as the General Counsel at Biotech Connection Bay Area, a non-profit that focuses on career development for academic scientists. Dr. Blachman received her law degree in England and completed a postgraduate diploma in intellectual property law from Oxford University. She earned a Ph.D. in Pharmacology from Cambridge University and an M.Sc. in Pharmacology from the University of Cape Town, South Africa. She holds a B.Sc. degree in Biochemistry and Hebrew. Dr. Blachman is based in the San Francisco, CA office.
Rebecca L. Lucia, CFA has served as our chief financial officer and treasurer since September 2020. Ms. Lucia joined 5AM in 2016 and serves as its Chief Financial Officer, Chief Operating Officer, and Partner. Ms. Lucia has over 25 years of experience in venture capital, finance, and the life sciences industry. She was previously the CFO for Prospect Venture Partners, a venture capital firm investing in biotechnology and medical device companies. Ms. Lucia also served as CFO for Asset Management Ventures. She held senior finance positions at CV Therapeutics (Nasdaq: CVTX), Chiron Corporation (Nasdaq: CHIR) and at Deloitte. Ms. Lucia has earned a Chartered Financial Analyst designation as well as a Canadian Chartered Accountant designation and received an M.B.A. from Kellogg School of Management. She currently serves on the Board of Directors of VCBC, a VC industry finance organization. Ms. Lucia is based in the San Francisco, CA office.
Jason Ruth, Ph.D. has served as our chief business officer since September 2020. Dr. Ruth is also a Principal at 5AM, which he joined in 2017 from the Broad Institute of MIT and Harvard, where he studied precision medicine and high throughput screening in Levi Garraway’s laboratory as a Postdoctoral Fellow. He serves or has served as an Observer on the boards of directors of Expansion Therapeutics, Inc., Entrada Therapeutics, Inc., Vor Biopharma, Inc. (Nasdaq: VOR), Homology Medicines, Inc. (Nasdaq: FIXX), and Cabaletta Bio Inc. (Nasdaq: CABA). Dr. Ruth also serves as Chief Scientific Officer and as a Scientific Advisory Board member for the Castleman Disease Collaborative Network. He received his Ph.D. in Bioengineering from the University of Pennsylvania as an HHMI-Interfaces Fellow and received a Ruth L. Kirschstein NRSA Predoctoral Fellowship. Dr. Ruth received a B.S. in Biomedical Engineering from the University of California in Irvine. His work is published in journals including Science and Lancet Hematology. Dr. Ruth is based in the Boston, MA office.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our shares of common stock as of October 25, 2021 by:
•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock;
•	each of our executive officers, nominees for director and directors; and
•	all of our officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 8,621,399 shares of Class A common stock and 2,064,068 shares of Class B common stock issued and outstanding as of October 25, 2021. Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, California 94107.
	Beneficial Ownership				% of Total Voting Power†
	Class A Common Stock		Class B Common Stock
Beneficial Owner	Number of Shares	%	Number of Shares	%
5% Stockholders:
5:01 Acquisition LLC(1)	365,126	4.2%	1,944,068	94.2%	21.6%
Entities affiliated with RA Capital Management, L.P.(2)	750,000	8.7	—	—	7.0
Entities affiliated with Alyeska Investment Group, L.P.(3)	600,000	7.0	—		5.6
Entities affiliated with BlueCrest Capital Management Limited(4)	600,000	7.0	—	—	5.6
Entities affiliated with Saba Capital Management, L.P.(5)	567,203	6.6	—	—	5.3
Entities affiliated with Biotechnology Value Fund, L.P.(6)	500,000	5.8	—	—	4.7
Glazer Capital, LLC(7)	492,008	5.7	—	—	4.6
Directors and Executive Officers:
Andrew J. Schwab(1)	365,126	4.2	1,944,068	94.2	21.6
Kush M. Parmar, M.D., Ph.D.(1)	365,126	4.2	1,944,068	94.2	21.6
Galya D. Blachman, Ph.D., Esq.	—	—	—	—	—
Rebecca L. Lucia, CFA	—	—	—	—	—
Jason R. Ruth, Ph.D.	—	—	—	—	—
Daniella Beckman(8)	—	—	30,000	1.5	*
Martin Mackay, Ph.D.(9)	—	—	30,000	1.5	*
Matthew Patterson(10)	—	—	30,000	1.5	*
Samantha Singer(11)	—	—	30,000	1.5	*
All Executive officers and directors as a group (9 persons)(12)	365,126	3.4%	2,064,068	100.0%	22.7%
†
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to one vote per share, and the holders of our Class A common stock are entitled to one vote per share.

*	Represents less than one percent.
(1)
Mr. Schwab and Dr. Parmar are the managers of our sponsor. 5AM Partners VI, LLC is the general partner of 5AM Ventures VI, L.P., the sole member of our sponsor, and may be deemed to have sole investment and voting power over the shares held by our sponsor. Mr. Schwab and Dr. Parmar may be deemed to share voting and dispositive power over the shares held by our sponsor.

(2)
Based solely on Schedule 13G filed with the SEC on February 16, 2021 by entities affiliated with RA Capital Management, L.P., or RA Capital. RA Capital Healthcare Fund, L.P., or the Fund, directly holds 682,476 shares of Class A common stock. A separately managed account, or the Account, holds 67,524 shares of Class A common stock. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and

Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Account and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any of our securities of held by the Fund and the Account. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the shares Class A common stock reported herein. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any our securities beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim ownership of the securities reported in this Schedule 13G Statement other than for the purpose of determining their obligations under Section 13(d) of the Act, and the filing of this Statement shall not be deemed an admission that either RA Capital, Dr. Kolchinsky, or Mr. Shah is the beneficial owner of such securities for any other purpose. The address for RA Capital is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(3)
Based solely on Schedule 13G filed with the SEC on February 16, 2021 by Alyeska Investment Group, L.P., Alyeska Fund GP, LLC and Anand Parekh (collectively, the Alyeska entities). The address for the Alyeska entities is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(4)
Based solely on Schedule 13G filed with the SEC on October 23, 2020 by BlueCrest Capital Management Limited and Michael Platt (collectively, the BlueCrest entities). The address for the BlueCrest entities is Ground Floor, Harbour Reach, La Rue de Carteret, St Helier, Jersey Channel Islands JE2 4HR.

(5)
Based solely on Schedule 13G filed with the SEC on October 15, 2021 by entities affiliated with Saba Capital Management, L.P., or Saba LP. Saba LP, Saba Capital Management GP and Boaz R. Weinstein, or together the Reporting Persons, have entered into a Joint Filing Agreement, dated October 15, 2021, pursuant to which the Reporting Persons have agreed to file the Schedule 13G and any subsequent amendments thereto jointly in accordance with the provisions of Rule 13d-1(k)(1) under the Exchange Act. The address for the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(6)
Based solely on Schedule 13G filed with the SEC on March 5, 2021 by entities affiliated with Biotechnology Value Fund, L.P. BVF I GP LLC, or BVF GP, as the general partner of Biotechnology Value Fund, L.P., or BVF, may be deemed to beneficially own the 260,587 shares of Class A common stock beneficially owned by BVF. BVF2 GP, as the general partner of Biotechnology Value Fund II, L.P., or BVF2, may be deemed to beneficially own the 193,989 shares of Class A common stock beneficially owned by BVF2. BVF Partners OS Ltd., or Partners OS, as the general partner of Biotechnology Value Trading Fund OS LP, or Trading Fund OS, may be deemed to beneficially own the 34,291 shares of Class A common stock beneficially owned by Trading Fund OS. BVF GP Holdings LLC, or BVF GPH, as the sole member of each of BVF GP and BVF II GP LLC, or BVF2 GP, may be deemed to beneficially own the 454,576 shares of Class A common stock beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P., or Partners, as the investment manager of BVF, BVF2 and Trading Fund OS, and the sole member of Partners OS, may be deemed to beneficially own the 500,000 shares of Class A common stock beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS, and a certain Partners managed account, or the Partners Managed Account, including 11,133 shares of Class A common stock held in the Partners Managed Account. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the 500,000 shares of Class A common stock beneficially owned by Partners. Mr. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the 500,000 shares of Class A common stock beneficially owned by BVF Inc. (Each of the foregoing collectively the Reporting Persons). The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of any shares of Class A common stock owned by another Reporting Person. BVF GP disclaims beneficial ownership of the shares of Class A common stock beneficially owned by BVF. BVF2 GP disclaims beneficial ownership of the shares of Class A common stock beneficially owned by BVF2. Partners OS disclaims beneficial ownership of the shares of Class A common stock beneficially owned by Trading Fund OS. BVF GPH disclaims beneficial ownership of the shares of Class A common stock beneficially owned by BVF and BVF2. Each of Partners, BVF Inc. and Mr. Lampert disclaims beneficial ownership of the shares of Class A common stock beneficially owned by BVF, BVF2, Trading Fund OS, and the Partners Managed Account, and the filing of this statement shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities. The address for the Reporting Persons is 44 Montgomery St., 40th Floor, San Francisco, California 94104.

(7)	Based solely on Schedule 13G filed with the SEC on February 16, 2021 by Glazer Capital, LLC. The address for Glazer Capital, LLC is 250 West 55th Street, Suite 30A, New York, NY 10019.
(8)	Includes 28,750 shares subject to forfeiture.
(9)	Includes 28,750 shares subject to forfeiture.
(10)	Includes 28,750 shares subject to forfeiture.
(11)	Includes 30,000 shares subject to forfeiture.
(12)
Consists of (a) 365,126 shares of Class A common stock and 2,064,068 shares of Class B common stock (including 116,250 shares of Class B common stock subject to forfeiture held by our non-employee directors).

EXECUTIVE COMPENSATION
No executive officer has received any cash compensation for services rendered to us. We do not currently anticipate that compensation of any kind (including finder’s fees, consulting fees or other similar compensation) will be paid to our sponsor or either of our co-chief executive officers, for services rendered to us prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is).
We may in the future enter into consulting or employment agreements with additional members of our management team, pursuant to which such persons may be entitled to cash or equity compensation. We have not yet entered into any such agreements and, accordingly, the compensatory terms for any such agreements have not yet been determined.
Our sponsor, members of our management team and their affiliates will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

DIRECTOR COMPENSATION
Prior to our IPO, we did not pay any cash or equity compensation to our directors. On November 16, 2020, our Board adopted a non-employee director compensation policy, effective retroactive to the closing of our IPO for our non-employee directors who were then serving on our Board, pursuant to which we paid, and will pay, each non-employee director $50,000 annually, payable in equal monthly installments, for service on our Board. Amounts are pro-rated as appropriate for any non-employee director who does not serve for the full month. Our sponsor transferred 30,000 of its founder shares to each of Ms. Beckman, Dr. Mackay, Mr. Patterson and Ms. Singer. when they joined our Board.
The below table sets forth information regarding compensation earned by or paid to our non-employee directors for fiscal year 2020.
Name	Stock Awards(1)(2)	All Other Compensation	Total
Daniella Beckman	$0(3)	$19,724.60	$19,724.60
Martin Mackay, Ph.D.	0(3)	19,724.60	19,724.60
Matthew Patterson	0(3)	19,724.60	19,724.60
Samantha Singer(5)	0(4)	6,250.00	6,250.00
(1)
Amounts represent the aggregate grant date fair value of shares of Class B common stock granted during the 2020 fiscal year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)	As of December 31, 2020, our non-employee directors held the following stock awards:
Name	Number of Stock Awards
Daniella Beckman	30,000
Martin Mackay, Ph.D.	30,000
Matthew Patterson	30,000
Samantha Singer(5)	30,000
The shares of Class B common stock are automatically convertible into our shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, and have no expiration date. The shares of Class B common stock are subject to forfeiture under certain circumstances and relating to each non-employee director’s service on our Board. See footnotes 3 and 4 below.
(3)
On October 16, 2020, each director received 30,000 shares of Class B common stock, with 1,250 shares of Class B common stock vesting on November 16, 2020 and the remaining 28,750 shares subject to vesting upon consummation of a business combination and subject to each director serving as a director to our Company or providing service on our Board. As the shares of Class B common stock are only deemed to have value in the event of a business combination, there was no compensation for fiscal year 2020. The aggregate fair value of the awards which are subject to vesting upon consummation of a business combination was estimated to be $211,800 for each director on the grant date, which includes discount implied in the event a business combination is not consummated. Compensation cost in the amount of $211,800 for each director will be recognized upon consummation of a business combination.

(4)
On November 16, 2020, Ms. Singer received 30,000 shares of Class B common stock, with shares vesting upon consummation of a business combination and subject to Ms. Singer serving as a director to our Company or providing service on our Board. As the shares of Class B common stock are only deemed to have value in the event of a business combination, there was no compensation for fiscal year 2020. The aggregate fair value of the award was estimated to be $212,100 on the grant date, which includes discount implied in the event a business combination is not consummated. Compensation cost in the amount of $212,100 will be recognized upon consummation of a business combination.

(5)	Joined the Board in November 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Below we describe transactions since our formation in August 2020 to which we were a party or will be a party, in which
•	the amounts involved exceeded or will exceed the lesser of (i) $120,000, or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

5:01 Acquisition LLC, our sponsor, is an entity affiliated with certain our directors, and is our “promoter,” as that term is defined under the federal securities laws. Our co-Chief executive officers and directors, Mr. Schwab and Dr. Parmar, are the managers of our sponsor. 5AM Partners VI, LLC is the general partner of 5AM Ventures VI, L.P., the sole member of our sponsor, and may be deemed to have sole voting power over the shares held by our sponsor.
Issuance of Founder Shares
On September 2, 2020, our sponsor purchased 2,300,000 shares of our initial common stock, which, upon filing of our amended and restated certificate of incorporation, were reclassified into 2,300,000 shares of our Class B common stock, for an aggregate purchase price of $20,000. The founder shares include an aggregate of up to 300,000 shares that were subject to forfeiture to the extent that the underwriter’s over-allotment option was not exercised in full or in part. As such option was only partially exercised, 235,932 shares were forfeited and immediately canceled.
Our sponsor has also transferred 30,000 of its founder shares to each of our independent directors when they joined our Board. Of these 120,000 founder shares, 116,250 are subject to forfeiture and through completion of the business combination and expiration any related lock-up period, subject to acceleration of vesting in certain circumstances.
Private Placement
Our sponsor purchased an aggregate of 365,126 shares at $10.00 per share for a total purchase price of $3,651,260 on a private placement basis simultaneously with the consummation of our IPO. Of the gross proceeds we received from the sale of the private shares, $2,600,000 were used for estimated offering expenses and $1,000,000 will be used for working capital. If we do not complete our initial business combination within 24 months from the closing of our IPO, the proceeds from the sale of the private shares will be included in the liquidating distribution to the holders of our public shares.
Related Party Loans
On September 3, 2020, our sponsor agreed to provide us financial support sufficient to satisfy our working capital needs until the earlier of the consummation of our IPO or one year from the issuance of our financial statements included in our IPO prospectus. We issued to our sponsor a promissory note in the principal amount of $300,000 in connection with the commitment letter. The promissory note did not bear interest and was payable upon the earlier of one year from the date of issuance or upon consummation of our IPO. Accordingly, we repaid this promissory note upon completion of our IPO.
Working Capital Loans
In order to meet our working capital needs following the consummation of our IPO, our initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The promissory notes would be paid upon consummation of our initial business combination, without interest. The terms of each promissory note may also provide that a portion of the principal amount of such loan may be repaid by conversion into shares of our Class A common stock upon completion of our initial business combination. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

Registration and Stockholders Rights
The holders of our founder shares, as well as the holders of the private shares, are entitled to registration and stockholder rights pursuant to an agreement signed in connection with our IPO. The holders of these securities are entitled to make up to three demands that we register such securities, subject to specified conditions. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements. However, the registration and stockholder rights agreement will provide that we will not be required to effect or permit any registration or cause any registration statement to become effective until termination of the applicable lock-up period as described in our Registration Statement on Form S-1, filed with the SEC on September 25, 2020, under “Securities Eligible for Future Sale-Lock-up Arrangement.”
Cost Reimbursement
We reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination. Our Audit Committee reviews and approves all reimbursements and payments made to any initial stockholder or member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our Audit Committee will be reviewed and approved by our Board, with any interested director abstaining from such review and approval.
We do not currently anticipate that compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor or either of our co-chief executive officers, for services rendered to us prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). We have adopted a non-employee director compensation policy and we may in the future enter into consulting or employment agreements with additional members of our management team, pursuant to which such persons may be entitled to cash or equity compensation. We have not yet entered into any such agreement and, accordingly, the compensatory terms for any such agreement have not yet been determined (other than the terms of our non-employee director compensation policy which is described in “Director Compensation”). 5AM provides us use of office space and administrative and support services. While 5AM does not charge us a fee for the use of such office space and services, we may reimburse 5AM for its costs associated therewith.
Limitation on Liability and Indemnification of Directors and Officers
Our amended and restated certificate of incorporation provides that our directors and officers will be indemnified by us to the fullest extent authorized by Delaware law as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors. We have entered into indemnity agreements with each of our officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.
Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit indemnification. We have purchased a directors’ and officers’ liability insurance policy that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify the directors and officers.

Policy for Approval of Related Party Transactions
Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of (i) $120,000, or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested and independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested and independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer. To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with 5AM, our sponsor, founders, officers or directors, unless we have obtained (i) an opinion from an independent investment banking or accounting firm as to the fair market value of the target business and that the business combination is fair to our unaffiliated stockholders from a financial point of view, (ii) the approval by our Audit Committee and (iii) the approval of a majority of our disinterested and independent directors. In no event will our sponsor or any of the members of our management team be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, California 94107, Attn: Galya D. Blachman, Ph.D., Esq., Secretary or by contacting Dr. Blachman at (415) 993-8570. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.
Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

/s/ Galya Blachman
Galya D. Blachman, Ph.D., Esq. General Counsel and Secretary
October 29, 2021
A copy of our Annual Report on Form 10-K to the SEC on Form 10-K for the year ended December 31, 2020 is available without charge upon written request to: Secretary, 5:01 Acquisition Corp., 501 Second Street, Suite 350, San Francisco, California 94107.

Appendix A
5:01 ACQUISITION CORP.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
PURPOSE AND POLICY
The primary purpose of the Audit Committee (the “Committee”) shall be to act on behalf of the Board of Directors (the “Board”) of 5:01 Acquisition Corp. (the “Company”) in fulfilling the Board’s oversight responsibilities with respect to the Company’s corporate accounting and financial reporting processes, the systems of internal control over financial reporting, and audits of financial statements, as well as the quality and integrity of the Company’s financial statements and reports and the qualifications, independence and performance of the registered public accounting firm or firms engaged as the Company’s independent outside auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (the “Auditors”). The Committee shall also provide oversight assistance in connection with the Company’s legal, risk, regulatory and ethical compliance programs as established by management and the Board. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law.
The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication among the Committee, the Auditors and the Company’s financial management.
COMPOSITION
The Committee shall consist of no fewer than three members, absent a temporary vacancy. The Committee shall satisfy the independence and financial literacy requirements of The Nasdaq Stock Market (“Nasdaq”) and the independence requirements of the Securities and Exchange Commission (“SEC”) applicable to Committee members as in effect from time to time. At least one member of the Committee shall qualify as an Audit Committee Financial Expert as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended, and shall satisfy the applicable Nasdaq financial sophistication requirements as in effect from time to time. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The chairperson of the Committee (the “Chair”) shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee. The Board may remove any member from the Committee at any time with or without cause.
MEETINGS AND MINUTES
The Committee shall meet on at least a quarterly basis. Minutes of each meeting will be kept and all such minutes and actions by unanimous written consent will be distributed to members of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee shall report to the Board from time to time, or whenever so requested by the Board.
AUTHORITY
The Committee shall have authority to appoint, determine compensation for, and at the Company’s expense, retain and oversee the Auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder and otherwise to fulfill its responsibilities under this charter. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. Each member of the Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company’s personnel, counsel, accountants (including the Auditors) or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special outside legal, accounting or other advisors or consultants. The approval of this charter by the Board shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein.
RESPONSIBILITIES
The Committee shall oversee the Company’s financial reporting process on behalf of the Board, and shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the Auditors and any other registered public accounting firm engaged for the purpose of performing other review or attest services for the Company. The Auditors and each such other registered public accounting firm shall report directly and be accountable to the Committee. The Committee’s functions and procedures should remain flexible to address most effectively changing circumstances.
To implement the Committee’s purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:
1. Evaluation and Retention of Auditors. To evaluate the performance of the Auditors, including the lead partner, to assess their qualifications (including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the engagement of the existing Auditors or to appoint and engage a different independent registered public accounting firm, which retention shall be subject only to ratification by the Company’s stockholders (if the Committee or the Board elects to submit such retention for ratification by the stockholders). At least annually, the Committee should obtain and review a report by the Auditors that describes (1) the firm’s internal quality control procedures, (2) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues, and (3) all relationships between the firm and the Company or any of its subsidiaries; and to discuss with the independent auditors this report and any relationships or services that may impact the objectivity and independence of the Auditors. At least annually, the Committee should evaluate the qualifications, performance and independence of the Auditors, including an evaluation of the lead (or coordinating) audit partner; and to assure and verify the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
2. Communication Prior to Engagement. Prior to engagement of any prospective Auditors, to review a written disclosure by the prospective Auditors of all relationships between the prospective Auditors, or their affiliates, and the Company, or persons in financial oversight roles at the Company, that may reasonably be thought to bear on independence, and to discuss with the prospective Auditors the potential effects of such relationships on the independence of the prospective Auditors, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (“Rule 3526”), of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
3. Approval of Audit Engagements. To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company’s expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors’ engagement letters, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting. The Committee should review and discuss with the Auditors (1) the Auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the Auditors’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit.
4. Approval of Non-Audit Services. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, at the Company’s expense, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.
5. Auditor Independence. At least annually, consistent with Rule 3526, to receive and review written disclosures from the Auditors delineating all relationships between the Auditors, or their affiliates, and the Company, or persons in financial oversight roles at the Company, that may reasonably be thought to bear on independence and a letter from the Auditors affirming their independence, to consider and discuss with the Auditors any potential effects of any such relationships on the independence of the Auditors as well as any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.
6. Former Employees of Auditor. To consider and, if deemed appropriate, adopt clear policies regarding hiring of employees or former employees of the Auditors that participated in any capacity in any Company audit.
7. Audited Financial Statement Review. To review with management and the Auditors, upon completion of the audit, the financial statements proposed to be included in the Company’s Registration Statements and Annual Report on Form 10-K to be filed with the SEC and to recommend to the Board whether or not such financial statements should be so included.
8. Annual Audit Results. To review and discuss with management and the Auditors, the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of the Company’s accounting principles and practices, the Auditors’ views about qualitative aspects of the Company’s significant accounting practices, the reasonableness of significant judgments and estimates (including material changes in estimates), all known and likely misstatements identified during the audit (other than those the Auditors believe to be trivial), the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards, including the standards of the PCAOB, as appropriate.
9. Auditor Communications. At least annually, to discuss with the Auditors the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB (including any successor rule adopted by the PCAOB).
10. Quarterly Results. To review and discuss with management and the Auditors, as appropriate, the results of the Auditors’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the SEC of the Company’s Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards, including standards of the PCAOB, as appropriate.
11. Press Releases. To review and discuss with management and the Auditors, as appropriate, earnings press releases, and press releases containing information relating to material financial developments and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions with respect to the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of such discussions.
12. Management’s Discussion and Analysis. To review and discuss with management and the Auditors, as appropriate, the Company’s disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC.
13. Accounting Principles and Policies. To review and discuss with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under generally accepted accounting principles (“GAAP”) related to material items discussed with management, the potential impact on the Company’s financial statements of off-balance sheet structures and any other significant reporting issues and judgments, significant regulatory, legal and accounting initiatives or developments that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

14. Risk Assessment and Management. To review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to identify, monitor and control these exposures; and to review and discuss with management insurance programs, including director and officer insurance, product liability insurance and general liability insurance (but excluding compensation and benefits-related insurance).
15. Management Cooperation with Audit. To evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties encountered during the audit or any restrictions on the scope of their activities or access to required records, data and information and, whether or not resolved, significant disagreements with management and management’s response, if any.
16. Management Letters. To review and discuss with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.
17. National Office Communications. To review and discuss with the Auditors, as appropriate, communications between the audit team and the Auditors’ national office with respect to accounting or auditing issues presented by the engagement.
18. Disagreements Between Auditors and Management. To review with management and the Auditors, or any other registered public accounting firm engaged to perform review or attest services, any conflicts or disagreements between management and the Auditors, or such other accounting firm, whether or not resolved, regarding financial reporting, accounting practices or policies or other matters, that individually or in the aggregate could be significant to the Company’s financial statements or the Auditors’ report, and attempt to resolve any conflicts or disagreements regarding financial reporting.
19. Internal Control Over Financial Reporting and Disclosure Controls. To confer with management and the Auditors, as appropriate, regarding the scope, adequacy and effectiveness of internal control over financial reporting and disclosure controls and procedures, including significant deficiencies or material weaknesses identified by the Auditors. To review with management and the Auditors any fraud, whether or not material, that includes management or other employees who have any significant role in the Company’s internal control over financial reporting or disclosure controls, and any significant changes in internal controls or disclosure controls or other factors that could significantly affect them, including any corrective actions in regard to significant deficiencies or material weaknesses.
20. Separate Sessions. Periodically, to meet in separate sessions with the Auditors, as appropriate, and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.
21. Correspondence with Regulators. To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm or other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
22. Complaint Procedures. To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and to establish such procedures as the Committee may deem appropriate for the receipt, retention and treatment of complaints received by the Company with respect to any other matters that may be directed to the Committee for review and assessment.
23. Ethical Compliance; Compliance with Legal and Regulatory Requirements. To review and discuss with management the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and rules, as well as to its Code of Ethics, as amended from time to time, and regarding legal matters and compliance with legal and regulatory requirements that may have a material effect on the Company’s business, financial statements or compliance policies, including any material reports or inquiries from regulatory or governmental agencies.
24. Related-Party Transactions. To review, provide oversight of and approve related-party transactions, as required by stock exchange rules and regulations, including all transactions between the Company and any member of the Company’s management team or his or her respective affiliates, and any business combination between the Company and any person or entity affiliated with any member of the Company’s management team or any of the Company’s pre-initial public offering stockholders.
25. Engagement of Registered Public Accounting Firms. To determine and approve engagements of any registered public accounting firm (in addition to the Auditors), prior to commencement of such engagements, to perform any other review or attest service, including the compensation to be paid, at the Company’s expense, to such firm and the negotiation and execution, on behalf of the Company, of such firm’s engagement letter, which approval may be pursuant to preapproval policies and procedures, including the delegation of preapproval authority to one or more Committee members, so long as any such preapproval decisions are made and presented to the full Committee at the next scheduled meeting.
26. Investment Policy. To review, on a periodic basis, as appropriate, the Company’s investment policy and recommend to the Board any changes to the investment policy.
27. Investigations. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.
28. Proxy Report. To prepare the report of the Committee required by the rules of the SEC to be included in the Company’s annual proxy statement.
29. Report to Board. To report to the Board with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance or independence of the Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.
30. Annual Committee Evaluation and Charter Review. The Committee shall review, discuss and assess its own performance at least annually. The Committee shall also review and assess the adequacy of this charter at least annually, and shall recommend any proposed changes to the Board for its consideration and approval.
31. Reimbursements of Expenses and Payments. To review and approve all reimbursements of expenses and payments made to any of the Company’s pre-initial public offering stockholders or the Company’s management team or any of their respective affiliates.
32. General Authority. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.
It shall be the responsibility of management to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee’s responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.
33. Internal Audit Function. Until the internal audit function of the Company is established, to assist with the Board’s oversight of the design and implementation of an internal audit function; meet periodically with Company personnel primarily responsible for designing and implementing the internal audit function; review with the Auditors the Company’s plans for implementing the internal audit function, including management’s plans for internal audit’s budget, staff and responsibilities; and report regularly to the Board regarding the design and implementation of internal audit. Once the internal audit function is established, the Committee will monitor that the Company maintains an effective internal audit function and oversee the internal auditors (or other personnel responsible for the internal audit function), who will report directly to the Committee.
Adopted: October 13, 2020

Appendix B
5:01 ACQUISITION CORP.

COMPENSATION COMMITTEE CHARTER
OF THE BOARD OF DIRECTORS
Purpose of the Committee
The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of 5:01 Acquisition Corp. (the “Company”) shall be to oversee and review the Company’s compensation policies, plans and programs, including its executive, director and other incentive and equity-based compensation plans, and to review and prepare any disclosures required to be made by the Company in its periodic filings with the Securities and Exchange Commission (“SEC”) pursuant to the rules and regulations of the SEC. For purposes of this charter, the term “compensation” shall include salary, long-term incentives, bonuses, performance based cash incentive plans, perquisites, equity incentives, severance arrangements, change of control related arrangements, retirement benefits, tax gross up provisions and other related benefits and benefit plans.
This charter is intended as a tool within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s charter and bylaws (“Governing Documents”), it is not intended to establish by its own force any legally binding obligations.
Composition of the Committee
The members of the Committee shall be appointed by the Board on the recommendation of the Nominating Committee. The Board may designate one member of the Committee as its Chairperson and in the absence of any such designation by the Board, the Committee shall designate by majority vote of the full Committee one member of the Committee as its Chairperson. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy or by written consent of the Board. No member of the Committee shall be removed except by majority vote of the Board. The Board may remove any member (including the Chairperson) from the Committee at any time with or without cause.
The Committee shall be comprised of directors, each of whom meets the independence requirements established by the Board and applicable laws, regulations and listing requirements of The Nasdaq Stock Market (“Nasdaq”), except that the Committee may have as one of its members a “non-independent director” under exceptional and limited circumstances pursuant to the exemption under Rule 5605(d)(2)(B) of Nasdaq. At least two of the Committee members shall be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding the foregoing, none of the members of the Committee will be one of the Company’s officers or employees. The members of the Committee and the Chairperson shall be selected not less frequently than annually by the Board and serve at the pleasure of the Board. Each member shall also be free of any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment.
Meetings and Procedures of the Committee
The Committee may fix its own rules of procedure, which shall be consistent with the Governing Documents. The Committee shall meet at least annually, or more frequently as circumstances require. The Chairperson of the Committee or a majority of the members of the Committee may also call a special meeting of the Committee. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. Any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing, and the writing or writings are filled with the minutes of proceedings of the Committee.
The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. Neither of the Company’s Co-Chief Executive Officers (the “CEOs”) shall attend the portion of any meeting where the CEOs’ performance or compensation are discussed.

The Compensation Committee shall report to the Board on Committee findings, recommendations and other matters the Committee deems appropriate or the Board requests. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.
Delegation of Authority
The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.
The Committee may also delegate to one or more executive officers of the Company the authority to make grants of equity-based compensation to eligible individuals who are not executive officers. Any executive officer to whom the Committee grants such authority shall regularly report to the Committee grants so made and the Committee may revoke any delegation of authority at any time.
Committee Responsibilities
The primary responsibilities of the Committee shall be to:
•	Oversee and review the Company’s executive compensation plans and policies.
•	Ensure that the Company’s executive compensation programs are designed to enable it to recruit, retain and motivate a large group of talented and diverse executives.
•
Ensure that the Company’s executive compensation programs are appropriately competitive, support organization objectives and stockholder interests, and ensure executive compensation is adequately designed to align the interests of executive officers with the long-term performance of the Company.

•
Review and report to the Board for its consideration any cash incentive compensation plans, option plans or other equity based plans that provide for payment in the Company’s stock or are based on the value of the Company’s stock, subject to any approvals required by the stockholders of the Company.

•
Oversee all employee benefit plans and programs of the Company, its subsidiaries and divisions, including the authority to adopt, amend and terminate such plans and programs (unless approval by the Board or stockholders is required by law).

•	Implement and administer the Company’s compensation equity-based remuneration plans.
•
Review and approve annual corporate goals and objectives relevant to each CEO’s compensation; evaluate the performance of each CEO in light of those goals and objectives; and determine and approve each CEO’s compensation level (if any) based on this evaluation.

•
Evaluate and approve, on an annual basis, the individual elements of total compensation for the executive officers (within the meaning of Section 16 of the Exchange Act), other than the CEOs, and other key executives.

•	Review and approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s officers and employees.
•	Evaluate and recommend for Board approval any mandatory stock ownership guidelines.
•	Review and evaluate the compensation paid to directors and make recommendations to the Board for any adjustments.
•	Make all approvals necessary under Section 16, Section 162(m) and other regulatory provisions.
•
If applicable, review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report on Form 10-K by the rules and regulations of the SEC, and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

•	The Committee shall produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

•	Annually assess and report to the Board on the performance and effectiveness of the Committee.
•	Review this charter on an annual basis, update it as appropriate, and submit it for the approval of the Board when updated.
•	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.
Investigations and Studies; Outside Advisers
The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such legal counsel or other consultants or advisers as it deems necessary and appropriate, including compensation consultants to advise the Committee with respect to amounts or forms of executive or director compensation, and may rely on the integrity and advice of any such counsel or other advisers. It is the Committee’s intention that any compensation consultant engaged to advise the Committee with respect to executive and director compensation will not engage in work for the Company that is unrelated to executive and director compensation advisory services without prior approval of the Committee Chairperson.
The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant, legal counsel and other adviser retained by the Committee. The Company shall provide for appropriate funding, as determined by the compensation committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee. The Committee shall have sole authority to approve related fees and retention terms.
The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration all factors relevant to the adviser’s independence from management, including in the factors required by the Nasdaq listing rules and the SEC, and the following factors:
•	the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
•
the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

•	the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
•	any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
•	any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
•	any business or personal relationship of the compensation consultant, legal counsel other adviser or the person employing the adviser with a member of senior management.
Notwithstanding the foregoing, the Committee is not required to conduct an independence assessment for a compensation adviser that acts in a role limited to the following activities for which no disclosure is required under Item 407(e)(3)(iii) of Regulation S-K promulgated by the SEC: (a) consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; and/or (b) providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the adviser, and about which the adviser does not provide advice.
Adopted: October 13, 2020

Appendix C
5:01 ACQUISITION CORP.

CHARTER OF
NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS
Purpose
The Nominating Committee (“Committee”) is a committee of the Board of Directors (the “Board”) of 5:01 Acquisition Corp. (the “Company”), established to help ensure that the Board is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate corporate governance practices and standards.
Committee Membership
•
The Committee shall be comprised of directors, each of whom meets the independence requirements established by the Board and applicable laws, regulations and listing requirements of The Nasdaq Stock Market, as in effect from time to time.

•
The Committee members shall be appointed by and serve at the discretion of the Board, acting by majority vote. The Board may remove any member from the Committee at any time, with or without cause, acting by majority vote.

•
The Board may designate one member of the Committee as its Chairperson and in the absence of any such designation by the Board, the Committee shall designate by majority vote of the full Committee one member of the Committee as its Chairperson.

Meetings and Procedures
•
The Committee will set its own schedule of meetings and will meet at least twice per year, with the option of holding additional meetings at such times as it deems necessary or appropriate. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board, and shall report on its meetings to the Board and any action taken or approved by the Committee.

•
The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. The Committee shall not delegate to a subcommittee any power or authority required by law, regulation or listing standard to be exercised by the Committee as a whole.

•	Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.
Authority and Responsibilities
To the extent it deems necessary or appropriate, the Committee shall perform the following:
Board Composition, Evaluation and Nominating Activities
•	Evaluate the current composition, organization and governance of the Board and its committees, determine future requirements and make recommendations to the Board for approval.
•	Review periodically the policy and procedures for considering stockholder nominees for election to the Board.
•	Recommend for approval by the Board on an annual basis desired qualifications and characteristics for Board membership and with corresponding attributes.
•
Search for, identify, evaluate and recommend for the selection by the Board, candidates to fill new positions or vacancies on the Board, and review any candidates recommended by stockholders, Committee members, the Company’s management, investment bankers and others.

•
Evaluate the performance of individual members of the Board eligible for re-election, and recommend for the selection by the Board, the director nominees for election to the Board at the annual meeting of stockholders.

•
Evaluate the independence of directors and director nominees against the independence requirements of the stock exchange rules and regulations and Security and Exchange Commission (“SEC”) rules and other applicable requirements.

•	Evaluate director compensation, consulting with outside consultants and/or management, when appropriate, and make recommendations to the Board regarding director compensation.
Board Committees
•
Review periodically the composition of each committee of the Board, the need for additional committees, or changes in mandate or dissolution of existing committees, and make recommendations to the Board accordingly.

•	Recommend to the Board persons to be members and chairpersons of the various committees.
Corporate Governance Generally
•	Develop and recommend to the Board a set of corporate governance principles and practices.
•	Review annually the Company’s corporate governance principles and practices, the Company’s compliance with these principles and practices, and recommend changes, as appropriate.
•	Oversee the Company’s communications and relations with stockholders.
•	Oversee the evaluation of the Company’s management.
•	Oversee, review and report to Board regarding the Company’s succession planning for the Board, senior management and other key employees.
•	Periodically review and reassess the adequacy and scope this Charter and the Committee’s established processes and procedures and recommend any proposed changes to the Board for approval.
•	Oversee the Board’s performance and self-evaluation process, including conducting surveys of director observations, suggestions and preferences regarding how effectively the Board operates.
•	Oversee compliance by the Board and its committees with applicable laws and regulations, including the stock exchange rules and regulations and SEC rules and regulations.
•	Review annually the performance of the Committee.
Conflicts of Interest
•	Review and monitor the Company’s Code of Ethics.
•
Consider questions of possible conflicts of interest of members of the Board and of corporate officers and review actual or potential conflicts of interest involving members of the Board or officers of the Company, and make determinations accordingly.

In performing its responsibilities, the Committee shall have the authority to hire and obtain advice, reports or opinions from internal or external counsel and expert advisors, including sole authority to retain and terminate search firms to identify director candidates, and to set the terms and fees for any such search firms, legal counsel and advisors.
Guidelines for Selecting Director Nominees
In selecting director nominees for election to the Board, the Committee shall consider whether the nominee:
•	has demonstrated notable or significant achievements in business, education or public service;
•	possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•	has the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The Committee does not distinguish among nominees recommended by stockholders and other persons.
Adopted: October 13, 2020

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During The Meeting - Go to **www.virtualshareholdermeeting.com/FVAM2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 8, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D61580-P62683

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

5:01 ACQUISITION CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the Board of Directors' two nominees for director to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Matthew Patterson
02) Samantha Singer

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D61581-P62683

5:01 ACQUISITION CORP.
Annual Meeting of Stockholders
December 9, 2021 10:00 AM PST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Andrew J. Schwab and Kush M. Parmar, M.D., Ph.D., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of 5:01 ACQUISITION CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM PST on December 9, 2021, virtually at www.virtualshareholdermeeting.com/FVAM2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side